UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2022

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Dolby Laboratories, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-32431	90-0199783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 Market Street

San Francisco, California 94103-1410

(Address of Principal Executive Offices) (Zip Code)

(415) 558-0200

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	DLB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition.

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 3, 2022, Dolby Laboratories, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal quarter ended December 31, 2021. The full text of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Section 8 - Other Events

Item 8.01. Other Events.

Declaration of Dividend

On February 3, 2022, the Company announced a cash dividend of $0.25 per share of Class A and Class B Common Stock, payable on February 23, 2022 to stockholders of record as of the close of business on February 16, 2022.

Increase in Share Repurchase Authorization

On February 3, 2022, the Company also announced that its Board of Directors approved increasing the size of its stock repurchase program by $250 million, bringing the amount available for future repurchases of the Company’s Class A Common Stock to approximately $506 million. Stock repurchases under this program may be made through open market transactions, negotiated purchases or otherwise, at times and in such amounts as the Company considers appropriate. The timing of repurchases and the number of shares repurchased will depend on a variety of factors including price, the rate of dilution from the Company's equity compensation programs, regulatory requirements, and other market conditions. The Company may limit, suspend, or terminate the stock repurchase program at any time without prior notice. Any shares repurchased under the program will be returned to the status of authorized, but unissued shares of Class A Common Stock.

Disclosure Channels to Disseminate Information

The Company disseminates information to the public about the Company, its products, services and other matters through various channels, including the Company’s website (www.dolby.com), investor relations website (http://investor.dolby.com), SEC filings, press releases, public conference calls and webcasts, in order to achieve broad, non-exclusionary distribution of information to the public.  The Company encourages investors and others to review the information it makes public through these channels, as such information could be deemed to be material information.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Dolby Laboratories, Inc. dated February 3, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dolby Laboratories, Inc.

Date: February 3, 2022	By:	/s/ Robert Park
Robert Park
Senior Vice President and Chief Financial Officer (Principal Financial Officer)